November 2017

Company Presentation // November 2017 Forward Looking Statements and Non-GAAP Measures 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital and the company’s investment in Ashford Inc. to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Prime, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Company Presentation // November 2017 Management Team 3  20 years of hospitality experience  1 year with Ashford  15 years with Morgan Stanley  Cornell School of Hotel Administration, BS  University of Pennsylvania MBA RICHARD J. STOCKTON Chief Executive Officer & President  17 years of hospitality experience  14 years with Ashford  3 years with ClubCorp  CFA charterholder  Southern Methodist University BBA DERIC S. EUBANKS, CFA Chief Financial Officer  12 years of hospitality experience  7 years with Ashford (5 years with Ashford predecessor)  5 years with Stephens Investment Bank  Oklahoma State University BS JEREMY J. WELTER EVP of Asset Management

Company Presentation // November 2017 Strategic Overview 4 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL The Ritz-Carlton St. Thomas St. Thomas, USVI Focused strategy of investing in luxury hotels and resorts Grow organically through strong revenue and cost control initiatives Grow externally through accretive acquisitions of high quality assets Targets conservative leverage of Net Debt / Gross Assets of 45% with non-recourse property debt Highly-aligned management team and advisory structure

Company Presentation // November 2017 Q3 Earnings Highlights 5 • Comparable RevPAR for all hotels decreased 5.3% to $211.36 during Q3 • Comparable RevPAR for all hotels not under renovation decreased 2.9% to $204.72 during Q3 • Comparable Hotel EBITDA flow-through for all hotels was 72% for Q3 • Comparable Hotel EBITDA margin was 30.6% • Adjusted funds from operations (AFFO) was $0.37 per diluted share for Q3 as compared with $0.38 per diluted share from the prior-year quarter • Adjusted EBITDA was $26.0 million for Q3 reflecting 18.3% growth over the prior year quarter • Adjusted EBITDA margin was 25.5% (adjusted for Hilton JV revenue) • Capex invested during Q3 was $11 million QUARTERLY DIVIDEND PER SHARE AFFO PER SHARE -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% Q1 Q2 Q3 Q4 2014 2015 2016 2017 REVPAR GROWTH $0.18 $0.26 $0.38 $0.46 $0.45 $0.60 $0.60 $0.50 $0.42 $0.39 $0.38 $0.37 $0.21 $0.22 $0.34 $0.00 $0.50 $1.00 $1.50 $2.00 2014 2015 2016 2017 Q1 Q2 Q3 Q4 $0.05 $0.05 $0.10 $0.16 $0.05 $0.10 $0.12 $0.16 $0.05 $0.10 $0.12 $0.16 $0.05 $0.10 $0.12 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 2014 2015 2016 2017 Q1 Q2 Q3 Q4

Company Presentation // November 2017 Recent Developments 6 Announced Refined Strategy & Amendment to Advisory Agreement Common Equity & Convertible Preferred Equity Raise Acquisition of Park Hyatt Beaver Creek Acquisition of Hotel Yountville Stockholders Approve Amendment to Advisory Agreement Announced Progress on Non-Core Hotels Strategy #1 Announced Progress on Non-Core Hotels Strategy #2 JAN 2017 Refined Strategy  Luxury focus  Increase dividend by 33% to $0.16  45% Net Debt / Gross Assets  10%-15% of gross debt in cash on- hand  Identified non-core hotels strategy Amended Advisory Agmt  Removal of 1.1x multiple and tax gross up  Change in majority no longer triggers termination fee  Payment of $5 million to Ashford Inc. MAR 2017 Courtyard Philadelphia  Upbranding to Autograph Collection by Marriott Courtyard San Francisco  Upbranding to Autograph Collection by Marriott Marriott Plano Legacy  Sold 11/1 for $104MM Tampa Renaissance  Listed for sale MAR 2017 JUN 2017 JUN 2017 NOV 2017 $105M $145.5M $96.5M PARK HYATT BEAVER CREEK HOTEL YOUNTVILLE $207 FY16 REVPAR(1) $212 Q1 17 REVPAR(1) $223 Q3 17 REVPAR(1),(2) #1 REVPAR LEADER (1) TTM comparable RevPAR as reported (2) Pro forma for sale of Marriott Plano Legacy MAY 2017 $217 Q2 17 REVPAR(1)

Company Presentation // November 2017 High-Quality Hotels in Leading Urban & Resort Markets 7 Non-Core Assets Marriott Seattle Seattle, WA Hilton Torrey Pines La Jolla, CA Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Renaissance Tampa Tampa, FL Sofitel Chicago Magnificent Mile Chicago, IL Capital Hilton Washington D.C. Courtyard San Francisco San Francisco, CA Renaissance Tampa Tampa, FL Courtyard Philadelphia Philadelphia, PA Capital Hilton Washington D.C. The Ritz-Carlton St. Thomas St. Thomas, USVI Hotel Yountville Yountville, CA Park Hyatt Beaver Creek Beaver Creek, CO Core Assets

Portfolio Overview

$250 CORE REVPAR

$223 OVERALL REVPAR

- Core **portfolio quality unparalleled** in the public lodging REIT sector
- **Geographically diversified** portfolio located in strong markets

Core	Location	Number of Rooms	TTM ADR(1)	TTM OCC(1)	TTM RevPAR(1)	TTM Hotel EBITDA(1),(2)	% of Total
Bardessono	Napa Valley, CA	62	$779	82%	$640	$5,380	4.2%
Hotel Yountville	Napa Valley, CA	80	$555	80%	$442	$6,232	4.9%
Ritz-Carlton St. Thomas	St. Thomas, USVI	180	$573	74%	$424	$9,432	7.4%
Pier House	Key West, FL	142	$426	80%	$343	$9,994	7.9%
Park Hyatt Beaver Creek	Beaver Creek, CO	190	$445	62%	$277	$9,972	7.9%
Marriott Seattle Waterfront	Seattle, WA	361	$270	87%	$235	$15,927	12.6%
Capital Hilton	Washington D.C.	550	$238	90%	$214	$17,988	14.2%
Sofitel Chicago Magnificent Mile	Chicago, IL	415	$205	82%	$168	$6,389	5.0%
Hilton Torrey Pines	La Jolla, CA	394	$203	85%	$172	$14,831	11.7%
Total Core		**2,374**	**$302**	**83%**	**$250**	**$96,144**	**75.8%**
Non-Core							
Courtyard San Francisco Downtown(3)	San Francisco, CA	408	$268	83%	$222	$12,288	9.7%
Renaissance Tampa	Tampa, FL	293	$190	82%	$155	$6,860	5.4%
Courtyard Philadelphia Downtown(3)	Philadelphia, PA	499	$171	81%	$139	$11,497	9.1%
Total Non-Core		**1,200**	**$209**	**82%**	**$171**	**$30,645**	**24.2%**
Total Portfolio		**3,574**	**$271**	**82%**	**$223**	**$126,789**	**100.0%**

(1) As of September 30, 2017
(2) Reconciliations provided in Q3 earnings release filed on 11/1/17
(3) Announced repositioning to Autograph Collection by Marriott
Note: Hotel EBITDA in thousands

Company Presentation // November 2017

8

Company Presentation // November 2017 Why We Focus on Luxury 9 (1) Total nominal growth from December 1987 to July 2017 Source: STR Greatest long-term RevPAR growth of 229%(1) LUXURY Second greatest long- term RevPAR growth of 150%(1) UPPER-UPSCALE 0 50 100 150 200 250 300 350 D e c -8 7 A u g -8 8 A p r- 8 9 D e c -8 9 A u g -9 0 A p r- 9 1 D e c -9 1 A u g -9 2 A p r- 9 3 D e c -9 3 A u g -9 4 A p r- 9 5 D e c -9 5 A u g -9 6 A p r- 9 7 D e c -9 7 A u g -9 8 A p r- 9 9 D e c -9 9 A u g -0 0 A p r- 0 1 D e c -0 1 A u g -0 2 A p r- 0 3 D e c -0 3 A u g -0 4 A p r- 0 5 D e c -0 5 A u g -0 6 A p r- 0 7 D e c -0 7 A u g -0 8 A p r- 0 9 D e c -0 9 A u g -1 0 A p r- 1 1 D e c -1 1 A u g -1 2 A p r- 1 3 D e c -1 3 A u g -1 4 A p r- 1 5 D e c -1 5 A u g -1 6 A p r- 1 7 Luxury Class Upper Upscale Class Upscale Class Upper Midscale Class Midscale Class Economy Class R e v PA R ( In d exe d )

Company Presentation // November 2017 Long-Term Trading Premium 10 Source: STR, SNL Top Quartile: BEE, PEB, LHO Peers: AHT, CLDT, CHSP, DRH, FCH, HT, HPT, HST, INN, RLJ, SHO The top quartile of lodging REITs (by RevPAR) have consistently had higher quality assets and traded at a premium relative to other peers over a long-term 10 year period 5.0x 7.0x 9.0x 11.0x 13.0x 15.0x 17.0x 19.0x 21.0x 23.0x 25.0x 1/3/2006 1/3/2007 1/3/2008 1/3/2009 1/3/2010 1/3/2011 1/3/2012 1/3/2013 1/3/2014 1/3/2015 Top Quartile Avg NTM EBITDA Multiple Peer Avg NTM EBITDA Multiple 2.5 PREMIUM EBITDA TRADING MULTIPLE (TURNS)

Company Presentation // November 2017 19.1% 15.8% 7.6% 6.1% 3.6% 3.5% 2.5% 2.3% 2.0% 1.7% 1.6% 1.1% 0.8% 0.5% 0.4% 0.3% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% AHT AHP HT APLE CLDT REIT Avg CHSP RLJ PEB INN HST DRH SHO XHR LHO PK Highly Aligned Management Team 11 Management has significant personal wealth invested in the Company Highly-aligned management team with among highest insider equity ownership of publicly-traded Hotel REITs REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, LHO, PK Source: Company filings * Insider equity ownership for Ashford Prime includes direct interests and interests of related parties 16% Insider ownership 4.5x higher than REIT industry average 4.5x Total dollar value of insider ownership (as of 11/20/17) $54M

Company Presentation // November 2017 Asset Management Overview 12 TEAM • 1 - EVP • 10 - Asset managers • 2 - Revenue optimization • 3 - Risk & Insurance • 4 - Capex specialists • 2 - Legal • 1 - Property tax specialist • 4 - Analysts MEETINGS WITH PROPERTY MANAGEMENT • Asset manager has a weekly meeting with hotel leadership ― Revenue trends ― Expense management ― Special projects • Twice annual portfolio meetings PROPERTY SITE VISITS • 4 times a year • Full day meetings ― Revenue ― Market share ― Expenses ― Guest satisfaction ― Asset care REVENUE OPTIMIZATION • Monthly meetings ― All channels & segments of business • Annual business transient/ corporate negotiated RFP discussions • Annual budget guidance, meetings, and revenue discussions • Team tests and implements revenue enhancement and upsell opportunities STAFFING AND EXPENSES Asset Management Team: • Interviews / approvals of hotel leadership candidates • Benchmarks hourly productivity and leadership org charts • From time to time engages consultants for time and motion studies • Ensures hotels are evaluating and negotiating hotel level contracts for favorable terms PROPERTY TAX APPEALS • Dedicated professional on the team with sole responsibility to monitor and appeal tax assessments

Company Presentation // November 2017 Past Operating Performance Relative to Peers 13 RevPAR Growth 2.4% 4.3% 2.4% 1.7% 1.3% 0.4% Hotel EBITDA Growth 3.7% 5.0% 2.2% 2.5% 0.2% -1.6% 0.4% -0.6% 2.9% -2.9% 2016 2.5% 0.8% 2.1% -5.2% 2016 Q3 2016 Q4 2017 Q1 2017 Q2 Peers: CHSP, PEB, DRH, LHO, SHO • Prime has outperformed its REIT peers 3 of the past 4 years and 4 of the past 5 quarters (Prime results in green, red, or black; REIT averages in black) 2017 Q3 -5.3% -1.4% -4.4% -4.4%

Investor and Analyst Day // New York Case Study – The Ritz-Carlton St. Thomas 14 MAKE CHART RATHER THAN TABLE; INCLUDE EBITDA FLOWTHROUGH 2016 (1st Full Year of Ownership) 450 83% RPI INCREASE (BPS) HOTEL EBITDA FLOW-THROUGH Ritz Carlton St. Thomas Quarterly Performance 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 GOP Flow % 114.1% 135.1% 55.4% 17.9% 2.1% 84.7% RPI % Change 1.5% -1.4% 12.7 4.5 0.8 3.7 Acquired in December 2015 from Marriott for $64 million Going-in TTM NOI cap rate of 10% Performance has been strong despite zika headwinds Top resort in U.S. Virgin Islands Quarterly NOI and NOI Yield $3,953 $4,155 $3,624 $1,548 $1,882 $2,406 $134 ($387) $272 $908 $649 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2015 2016 2017 Q1 Q2 Q3 Q4 NOI Yield Note: NOI yield based on gross book value *For 2017 represents TTM NOI Yield as of Q3 *

Company Presentation // November 2017 Case Study – Pier House Resort 15 Ashford Prime acquired in early 2014 for $92.7 million 2015 2.5% 255 86% RPI GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW-THROUGH 2016 4.9% 170 206% RPI GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW- THROUGH Pier House Resort Performance 2015 2016 2017 YTD RPI % Change 2.1% 4.0% 2.9% RevPAR $357.88 $361.08 $403.42 Total Revenue % Change 5.8% 1.0% 2.1% GOP Flow % 73.4% 195.1% 89.6% YTD September 2017 0.1% 91 73% RPI GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW- THROUGH Q1 Q2 Q3 Q4 2017 RPI % Change 4.4% 1.0% 2016 RPI hange 0.8 3.9 8.4% 4.5% Remington has demonstrated the ability to achieve considerable upside especially when replacing a small, owner/operator Quarterly NOI and NOI Yield $2,854 $3,224 $3,385 $3,383 $1,773 $2,104 $2,185 $2,469 $1,116 $1,316 $1,480 $999 $2,020 $2,157 $2,242 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 2014 2015 2016 2017 Q1 Q2 Q3 Q4 NOI Yield Note: NOI yield based on gross book value *For 2017 represents TTM NOI Yield as of Q3 *

Company Presentation // November 2017 Case Study – Bardessono Hotel & Spa 16 • Acquired in July 2015 for $85 million and installed affiliated property manager Remington • Proven ability to outperform 2016 (First Full Year of Ownership) 10% 518 242% REVPAR GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW- THROUGH YTD September 2017 4.6% 211 181% REVPAR GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW- THROUGH Quarterly NOI and NOI Yield ($438) $4 $93 $1,025 $1,339 $1,369 $1,566 $1,692 $1,915 $1,061 $1,238 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 2015 2016 2017 Q1 Q2 Q3 Q4 NOI Yield Note: NOI yield based on gross book value *For 2017 represents TTM NOI Yield as of Q3 *

Investor and Analyst Day // New York Opportunity – Bardessono Resort and Spa 17  Received approval to construct luxury villa consisting of 3 large keys, hospitality suite and private auto court  Favorable ground lease amendment to capture adjacent parcel  Unsatisfied demand for large luxury rooms  Appeals to celebrities, wedding parties, couples traveling in pairs, families, high-end board meetings, and executive retreats  As part of transaction, Ashford is getting additional 10 years on existing ground lease Project Location SEE RICHARD’S SLIDE IN PRINTOUT (SLIDE 14), MAKE SURE THAT WE ARE NOT REPEATING AND THAT WE ARE GOING IN TO MORE DETAIL • Received approval to construct luxury villa consisting of 3 large keys, hospitality suite, and private auto court • Expected completion by August 2018 • Appeals to celebrities, wedding parties, high-end board meetings, and executive retreats • 10-year extension on existing ground lease; Expires on October 31, 2115 (includes options) $475 $495 $515 $535 $555 $575 $595 $615 $635 $655 2013 2014 2015 2016 2017 TTM Consistent YoY RevPAR Growth +26.7% increase in RevPAR since Jan. 2013 Expected Performance - Additional Keys $8.2M ~$5M EXPECTED VALUE ENHANCEMENT ESTIMATED COST ~$1,150 ~50% PROJECTED ADR ADR PREMIUM TO CURRENT KEYS ~20% EXPECTED UNLEVERED IRR

Company Presentation // November 2017 External Growth – Luxury Markets 18 TOP 15 LUXURY MARKETS BY ROOMS(1) (1) Based on information provided by STR for luxury class as of May 2017 Market Hotels Rooms Las Vegas 18 26,273 New York 71 17,288 Miami 51 13,132 Los Angeles 53 11,340 Hawaii 28 8,398 San Francisco 40 7,920 Chicago 22 7,795 San Diego 31 7,691 Washington D.C. 27 7,306 Mountain Resorts 59 6,472 Orlando 8 5,418 Phoenix 14 5,238 New Orleans 24 4,963 New Jersey 35 4,793 Atlanta 14 4,486 TOP 15 LUXURY MARKETS BY REVPAR(1) Market RevPAR Hawaii $405 New York $348 California Central Coast $330 Los Angeles / Long Beach $324 San Francisco $313 Boston $282 Mountain Resorts $262 Washington D.C. $233 Austin $223 Orlando $220 Miami $210 Seattle $208 Chicago $193 Phoenix $181 Philadelphia $175 ~260,000 total luxury hotel rooms in U.S.(1)

Company Presentation // November 2017 0 5 10 15 20 25 30 35 40 45 50 Fundamentals Market Size Pricing Target Market Analysis(1) 19 (1) Based on internal analysis Market Size Fundamentals Pricing Desirability

Investor and Analyst Day // New York Acquisition Rationale – Hotel Yountville 20 Expected Savings by Department ROOMS OTHER DEPARTMENT SALES & MARKETING EXPENSES • Acquired 80-room Hotel Yountville in May 2017 • Announced TTM NOI cap rate at time of acquisition: 6.2% F&B ADMINISTRATIVE & GENERAL EXPENSES Stabilized Yield(2): 8% IRR(3): 10% $301K $36K $233K $302K $174K RevPAR(1): $469 (1) TTM RevPAR at time of announcement (2) Expected unlevered stabilized yield (3) Underwritten unlevered IRR

Investor and Analyst Day // New York Acquisition Rationale – Park Hyatt Beaver Creek 21  Purchased 190-room Park Hyatt Beaver Creek for $145.5 MM in April 2017  Immediately commenced PIP that found initial $230k in savings  Developing value-add program, including addition of upscale membership ski club  Club will provide ski valet, ski tuning and waxing, private locker rooms, and complimentary breakfast and lunch during ski season  Daily passes will be available for purchase to hotel guests  Planning key additions in underutilized spa and office space  Planned lobby renovation to enhance and activate space, maximize apres ski and evening beverage periods  Reviewing options for spa lease when it expires in 2018 NEED TO SELL HARD… • Acquired 190-room Park Hyatt Beaver Creek in March 2017 • Announced TTM NOI cap rate at time of acquisition: 6.0% Q2 2017 (First Full Quarter of Ownership) 19.7% 613 68% REVPAR GROWTH HOTEL EBITDA MARGIN INCREASE (BPS) HOTEL EBITDA FLOW- THROUGH Concierge lounge & exclusive membership club Opportunities 7 Key additions in underutilized spa and office space • 5 traditional • 2 luxury suites Lobby renovation to enhance and activate space Changing spa manager Maximize opportunities during soft shoulder season  Acquired 190-room Park Hyatt Beaver Creek in April 2017  Developing value-add program, including addition of upscale membership ski club  Club will provide ski valet, ski tuning and waxing, private locker rooms, and complimentary breakfast and lunch during ski season  Daily passes will be available for purchase to hotel guests  Planning key additions in underutilized spa and office space  Planned lobby renovation to enhance and activate space, maximize apres ski and evening beverage periods  Reviewing options for spa lease when it expires in 2018 Opportunity to renegotiate condo / spa agreements Stabilized Yield(2): 8% IRR(3): 10% (1) TTM RevPAR at time of announcement (2) Expected unlevered stabilized yield (3) Underwritten unlevered IRR RevPAR(1): $271

Company Presentation // November 2017 Conservative Capital Structure(1) 22 45% TARGET LEVERAGE Net Debt Gross Assets (1) As of September 30, 2017 Non-recourse debt lowers risk profile of the platform OVERVIEW Floating-rate debt provides a natural hedge to hotel cash flows Maximizes flexibility in all economic environments Long-standing lender relationships 100% NON-RECOURSE DEBT 100% PROPERTY LEVEL, MORTGAGE DEBT 0% CORPORATE LEVEL DEBT DEBT PROFILE

Company Presentation // November 2017 Cash Management Strategy 23 (1) As of September 30, 2017 (2) Adjusted for sale of the Marriott Plano Legacy (3) At market value as of November 20, 2017 NET WORKING CAPITAL(1) 10-15% CASH TO GROSS DEBT TARGET 18% CURRENT CASH TO GROSS DEBT(2) Defend our assets at financing maturity BENEFITS Hilton Torrey Pines La Jolla, CA $4.43 NWC / SHARE (2) (3) Opportunistic investments in severe economic downtown Cash & Cash Equivalents $137.6 Restricted Cash 29.8 Accounts Receivable, net 18.9 Insurance Receivable 16.4 Prepaid Expenses 4.3 Due from Affiliates, net (0.7) Due from Third-Party Hotel Managers, net 5.1 Investment in Ashford Inc. 16.7 Total Current Assets $228.1 Accounts Payable, net & Accrued Expenses $54.2 Dividends Payable 8.6 Total Current Liabilities $62.8 Net Working Capital $165.3

Company Presentation // November 2017 Value-Add Refinancings Long-Term Interest Rate Improvement Cash Flow and Dividends 24 (1) As of September 30, 2017 (2) GAAP reconciliation in appendix $12M 3-PACK REFI - JAN 2017 $43M CAD(1),(2),(3) 4.0% SEP 2017 Expected Cash Flow Savings $1M BARDESSONO REFI - AUG 2017 Expected Cash Flow Savings $13M Total Expected Annual Cash Flow Savings + = 4.8% 2016 4.7% 2015 5.0% 2014 5.3% 2013 ~1 3 5 b p s to ta l inte res t ra te im p ro v e m e n t since 2 0 1 3 7.0% DIVIDEND YIELD(4) 55% CAD PAYOUT RATIO(1) Bardessono Hotel & Spa Yountville, CA (3) Deducts preferred dividends and actual FF&E reserve payments which are between 4% and 5% of hotel revenue and adds back amortization of loan costs (4) As of November 20, 2017

Company Presentation // November 2017 $80.0 $112.0 $190.5 $436.1 0 50 100 150 200 250 300 350 400 450 500 2017 2018 2019 2020 2021 Thereafter Fixed-Rate Floating-Rate Laddered debt maturities Debt Maturities 25 2019 NEXT HARD DEBT MATURITY 2.1x FCCR OVERVIEW(1) (1) As of September 30, 2017 (2) Adjusted for sale of the Marriott Plano Legacy Note: Excludes an $8.1 million TIF note maturing in 2018 Courtyard Philadelphia Philadelphia, PA (2)

Company Presentation // November 2017 AHP SHO DRH CHSP LHO PEB Valuation Opportunity 26 (1) As reported by company earnings releases (2) Pro forma for acquisitions of Park Hyatt Beaver Creek and Hotel Yountville and sale of Marriott Plano Legacy TEV / 2018E EBITDA MULTIPLE(3),(4) PRICE / 2018E AFFO / SHARE MULTIPLE(3),(4) TTM CAP RATE(3) Discount to average peer trading cap rate (bps) Valuation Opportunity 2016 Comparable RevPAR(1) 200 Discount to average peer trading AFFO multiple (turns) 5.6 Discount to average peer trading EBITDA multiple (turns) 2.6 Opportunity to capture significant valuation upside relative to peers and NAV #1 #2 #3 #4 #5 #6 $225 $211 $204 $190 $180 $164 (2) (3) As of November 20, 2017 (4) Based on consensus estimates 9.3% 7.7% 7.6% 7.3% 6.7% 6.4% 6.1% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 10.3x 11.9x 12.5x 12.9x 12.9x 14.2x 15.5x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x 5.7x 11.2x 11.3x 11.9x 11.9x 13.3x 14.0x 5.0x 7.0x 9.0x 11.0x 13.0x 15.0x

Company Presentation // November 2017 $340 $607 $710 $812 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Current Market Cap Low End - Implied Equity Market Cap Avg - Implied Equity Market Cap High End - Implied Equity Market Cap ASHFORD PRIME PORTFOLIO *(ADJUSTED FOR SALE OF MARRIOTT PLANO) (millions) Low-End High-End TTM NOI*(5) $100 $100 Cap Rate(6) 7.5% 6.5% Implied Value $1,337 $1,543 NWC*(7),(8) $165 $165 Preferred Equity(7) ($124) ($124) Debt*(7) ($771) ($771) Implied Equity Mkt Cap $607 $812 Intrinsic Value(1),(2) 27 Valuation Disconnect $340M Current Equity Market Cap(3) $710M Implied Equity Market Cap(4)  $369M Implied Equity Value Upside (1) See valuation methodology disclaimer (2) Excludes termination fee (3) As of November 20, 2017 (4) Based on average of estimated cap rates (5) See GAAP reconciliation in appendix (6) Based on current implied cap rates of publicly traded peers (7) As of September 30, 2017; Adjusted for Hilton JV (8) Investment in Ashford Inc. at market value as of November 20, 2017 -- 108% Increase

Company Presentation // November 2017 Hurricane Irma Update 28 Accepting reservations and has resumed full operations PIER HOUSE RESORT Working with insurers to assess the damage and will be examining the implementation of a planned renovation program THE RITZ-CARLTON ST. THOMAS Online reservations suspended while the resort remains open to walk- ins and groups and currently has approximately 80 guest rooms available Working with insurers to assess the damage and will be examining the implementation of a planned renovation program All Ashford Prime hotels have comprehensive property, casualty, flood and business interruption insurance. Expect uncovered losses of ~$5M.

Company Presentation // November 2017 Key Takeaways 29 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL The Ritz-Carlton St. Thomas St. Thomas, USVI Highest Quality Portfolio Amongst All Lodging REITs…In The Segment With Greatest Growth Trajectory Growing Organically: Rigorous Asset Management While Mining Portfolio for Investment Opportunities Growing Externally: Redeploying Capital into Accretive Acquisitions Shares Are Significantly Undervalued vs Peers Highly Aligned Mgmt Team That Is a Major Shareholder

Appendix

Reconciliation of Net Income (Loss) to Hotel NOI

	Three Months Ended September 30, 2017	Three Months Ended June 30, 2017	Three Months Ended March 31, 2017	Three Months Ended December 31, 2016	TTM Ended September 30, 2017
Net income (loss)	$ 10,705	$ 21,607	$ 14,951	$ 12,615	$ 59,878
(Income) loss from consolidated entities attributable to noncontrolling interest	(872)	(1,825)	(1,444)	(971)	(5,112)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-
Net income (loss) attributable to the Company	9,833	19,782	13,507	11,644	54,766
Non-property adjustments	1,008	-	-	1	1,009
Interest income	(18)	(10)	(10)	(10)	(48)
Interest expense	2,744	2,204	1,280	1,672	7,900
Amortization of loan cost	307	271	130	135	843
Depreciation and amortization	14,134	13,468	11,851	11,555	51,008
Income tax expense (benefit)	(404)	366	133	(21)	74
Non-hotel EBITDA ownership expense	4,554	465	396	379	5,794
Income (loss) from consolidated entities attributable to noncontrolling interest	872	1,825	1,444	971	5,112
Hotel EBITDA including amounts attributable to noncontrolling interest	33,030	38,371	28,731	26,326	126,458
Less: EBITDA adjustments attributable to noncontrolling interest	(746)	(817)	(779)	(751)	(3,093)
(Income) loss from consolidated entities attributable to noncontrolling interest	(872)	(1,825)	(1,444)	(971)	(5,112)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-
Hotel EBITDA attributable to the Company and OP unitholders	$ 31,412	$ 35,729	$ 26,508	$ 24,604	$ 118,253
Non-comparable adjustments	(2,402)	(2,474)	4,573	635	332
Comparable hotel EBITDA	$ 30,628	$ 35,897	$ 33,304	$ 26,961	$ 126,790
FFE reserve	$ (4,738)	$ (5,133)	$ (5,143)	$ (4,616)	(19,630)
Comparable net operating income	$ 25,890	$ 30,764	$ 28,161	$ 22,345	$ 107,160
NOI adjustments attributable to noncontrolling interests	(1,311)	(2,284)	(1,885)	(1,416)	(6,896)
NOI attributable to the Company and OP unitholders	$ 24,579	$ 28,480	$ 26,277	$ 20,929	$ 100,264

Company Presentation // November 2017

31

Reconciliation of Net Income (Loss) to Cash Available for Distribution

	Three Months Ended September 30, 2017	Three Months Ended June 30, 2017	Three Months Ended March 31, 2017	Three Months Ended December 31, 2016	TTM Ended September 30, 2017
Net income (loss)	$ (217)	$ 386	$ (289)	$ 845	$ 725
(Income) loss from consolidated entities attributable to noncontrolling interest	(1,143)	(1,614)	21	(536)	(3,272)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	360	343	255	95	1,053
Preferred dividends	(1,707)	(1,707)	(1,673)	(994)	(6,081)
Net income (loss) attributable to common stockholders	(2,707)	(2,592)	(1,686)	(590)	(7,575)
Depreciation and amortization on real estate	13,406	12,752	11,251	10,838	48,247
Impairment charges on real estate	1,008	-	-	-	1,008
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(360)	(343)	(255)	(95)	(1,053)
Gain on sale of hotel property	-	-	-	-	-
FFO available to common stockholders and OP unitholders	11,347	9,817	9,310	10,153	40,627
Preferred dividends	1,707	1,707	1,673	994	6,081
Transaction and management conversion costs	260	2,112	4,328	(44)	6,656
Other (income) expense	22	113	157	77	369
Write-off of loan costs and exit fees	380	-	1,963	-	2,343
Unrealized (gain) loss on investments	(1,875)	1,563	(3,091)	879	(2,524)
Unrealized (gain) loss on derivatives	531	100	898	1,791	3,320
Non-cash stock/unit-based compensation	(921)	597	(1,668)	615	(1,377)
Legal, advisory and settlement costs	560	3	2,945	(2,862)	646
Contract modification cost	-	5,000	-	-	5,000
Software implementation costs	-	79	-	-	79
Uninsured hurricane related costs	3,573	-	-	-	3,573
Adjusted FFO available to the Company and OP unitholders	$ 15,584	$ 21,091	$ 16,515	$ 11,603	$ 64,793
FFE reserve (net of noncontrolling interest)	(4,774)	(5,219)	(5,233)	(4,703)	(19,929)
Preferred dividends	(1,707)	(1,707)	(1,673)	(994)	(6,081)
Amortization of Loan Costs	1,356	1,349	1,049	763	4,517
Cash available for distribution to the Company and OP unitholders	10,459	15,514	10,658	6,669	43,300

Company Presentation // November 2017

32